UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) April 15, 2019

Paycom Software, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36393	80-0957485
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7501 W. Memorial Road, Oklahoma City, Oklahoma	73142
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (405) 722-6900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed, on February 12, 2018, Paycom Software, Inc. (the “Company”) entered into that certain Revolving Credit Agreement (the “Revolving Credit Agreement”) dated February 12, 2018, by and among Paycom Payroll, LLC (the “Borrower”), the Company and certain subsidiaries of the Company as guarantors of the obligations under the loan documents related to the Revolving Credit Agreement (collectively, the “Guarantors”); JPMorgan Chase Bank, N.A., as a lender, swingline lender, and issuing bank, and Bank of America, N.A., as a lender (together, the “Original Lenders”); and JPMorgan Chase Bank, N.A. as the administrative agent (the “Administrative Agent”). The Revolving Credit Agreement provided for a senior secured revolving credit facility (the “Facility”) in an aggregate principal amount of $50,000,000 (the “Revolving Commitment”), which could be increased up to $100,000,000 subject to obtaining additional lender commitments and certain approvals and satisfying other conditions. The Facility was scheduled to mature on February 12, 2020 (the “Scheduled Maturity Date”).

On April 15, 2019, the Company entered into that certain First Amendment to Revolving Credit Agreement (the “First Amendment”) dated April 15, 2019, by and among the Borrower, the Company, the Guarantors, the Original Lenders, Wells Fargo Bank, N.A., as a lender, and the Administrative Agent. Pursuant to the First Amendment, the Revolving Commitment was increased to $75,000,000, which may be further increased to $125,000,000 subject to obtaining additional lender commitments and certain approvals and satisfying other conditions. Further, the Scheduled Maturity Date was extended to April 15, 2022.

The foregoing description of the First Amendment is only a summary of its material terms and is qualified in its entirety by reference to the full text of the First Amendment, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 with respect to the First Amendment is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Exhibit

10.1	First Amendment to Revolving Credit Agreement, dated April 15, 2019, by and among Paycom Payroll, LLC as the borrower, Paycom Software, Inc. and certain of its subsidiaries as the guarantors, the lenders parties thereto and JPMorgan Chase Bank, N.A. as the administrative agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAYCOM SOFTWARE, INC.

Date: April 17, 2019	By:	/s/ Craig E. Boelte
	Name:	Craig E. Boelte
	Title:	Chief Financial Officer